                                                                     EXHIBIT 4.3

                                 CONOCOPHILLIPS

                              3.625% Notes due 2007

                              4.75% Notes due 2012

                              5.90% Notes due 2032

                     Fully and Unconditionally Guaranteed by

                   CONOCO INC. AND PHILLIPS PETROLEUM COMPANY


                  Three series of Securities are hereby established pursuant to
Section 2.01 of the Indenture dated as of October 9, 2002 (the "Indenture") among ConocoPhillips, as issuer (the "Company"), Conoco Inc. and Phillips Petroleum Company, as guarantors (collectively, the "Guarantors"), and The Bank of New York, as trustee (the "Trustee"), as follows:

                  1. Each capitalized term used but not defined herein shall have the meaning assigned to such term in the Indenture.

                  2. The title of the 3.625% Notes due 2007 shall be "3.625% Notes due 2007" (the "2007 Notes"), the title of the 4.75% Notes due 2012 shall be "4.75% Notes due 2012" (the "2012 Notes") and the title of the 5.90% Notes due 2032 shall be "5.90% Notes due 2032" (the "2032 Notes" and, together with the 2007 Notes and the 2012 Notes, the "Notes").

                  3. The limit upon the aggregate principal amount of the 2007 Notes, the 2012 and the 2032 Notes that may be authenticated and delivered under the Indenture (except for Notes of such series authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Notes of such series pursuant to Section 2.08, 2.09, 2.12, 2.17, 3.07 or 9.05 of the Indenture and except for any Notes of such series which, pursuant to Section
2.04 or 2.17 of the Indenture, are deemed never to have been authenticated and delivered thereunder) is $400,000,000, $1,000,000,000 and $600,000,000,
respectively; provided, however, that the authorized aggregate principal amount of the 2007 Notes, the 2012 Notes and the 2032 Notes may be increased before or after the issuance of any Notes of such series by a Board Resolution (or action pursuant to a Board Resolution) to such effect; provided further, however, that the authorized aggregate principal amount of the 2007 Notes, the 2012 Notes and the 2032 Notes may be increased only if the additional Notes issued will be fungible with the original Notes of such series for United States federal income tax purposes.

                  4. The Notes of each series shall be issued upon original issuance in whole in the form of one or more Global Securities (the "Global Notes"). The Notes of each series which are initially sold to "qualified institutional buyers" ("QIBs") under Rule 144A of the Securities Act of 1933, as amended (the "Securities Act"), and to institutional "accredited investors" (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act) ("Institutional Accredited Investors") shall be issued as permanent Global Securities of such series under the Indenture (the "Rule 144A Global Note" and the "IAI Global Note," respectively, of such series). The Notes of each series which are initially sold to non-U.S. persons outside the United States in offshore transactions in reliance on Regulation S under the Securities Act shall initially be issued as temporary Global Securities of such series under the Indenture (the "Temporary Regulation S

Global Note" of such series). Upon expiration of a 40-day "distribution compliance period" as defined in Regulation S under the Securities Act (the "Distribution Compliance Period"), and upon the receipt by the Trustee of a written certificate from the Depositary, together with copies of certificates from Euroclear Bank S.A./N.V. ("Euroclear"), as operator of the Euroclear System, and Clearstream Banking, societe anonyme ("Clearstream"), certifying that they have received certification of non-United States beneficial ownership of 100% of the aggregate principal amount of the Temporary Regulation S Global Note of a series (except to the extent of any beneficial owners thereof who acquired an interest therein during the Distribution Compliance Period pursuant to another exemption from registration under the Securities Act, or in a transaction not subject to registration under the Securities Act, and who will take delivery of a beneficial ownership interest in a Rule 144A Global Note or an IAI Global Note of such series), the Temporary Regulation S Global Note of such series shall become permanent Global Securities of such series under the Indenture (the "Permanent Regulation S Global Note" of such series), and beneficial interests in such Temporary Regulation S Global Note shall become beneficial interests in the Permanent Regulation S Global Note. Notwithstanding
Section 2.17 of the Indenture, in no event shall beneficial interests in the Temporary Regulation S Global Note of a series be transferred or exchanged for Notes of such series in definitive form prior to (x) the expiration of the Distribution Compliance Period and (y) the receipt by the Registrar of any certificates required pursuant to Rule 903(b)(3)(ii)(B) of Regulation S under the Securities Act. The Depository Trust Company and the Trustee are hereby designated as the Depositary and the Security Custodian, respectively, for the Global Notes under the Indenture.

                  5. The date on which the principal of the 2007 Notes, the 2012 Notes and the 2032 Notes is payable shall be October 15, 2007, October 15, 2012 and October 15, 2032, respectively.

                  6. The rate at which the 2007 Notes shall bear interest shall be 3.625% per annum, the rate at which the 2012 Notes shall bear interest shall be 4.75% per annum and the rate at which the 2032 Notes shall bear interest shall be 5.90% per annum. Interest shall be computed on the basis of a 360-day year of twelve 30-day months. No Additional Amounts with respect to the Notes shall be payable. The date from which interest shall accrue for the Notes of each series shall be October 9, 2002. The Interest Payment Dates on which such interest shall be payable shall be April 15 and October 15 of each year, commencing April 15, 2003. The record dates for the interest payable on the Notes on any Interest Payment Date shall be the April 1 or October 1, as the case may be, next preceding such Interest Payment Date.

                  7. The place or places where the principal of, premium (if any) on and interest on the Notes shall be payable shall be the office or agency of the Company maintained for that purpose, initially the office of the Trustee, in The City of New York, and any other office or agency maintained by the Company for such purpose. Payments in respect of Global Notes (including principal, premium, if any, and interest) shall be made by wire transfer of immediately available funds to the accounts specified by the Holder of such Notes. In all other cases, at the option of the Company, payment of interest may be made by check mailed to the address of the person entitled thereto as such address shall appear in the register of the Notes maintained by the Registrar.

                  8. The Paying Agent and Registrar for the Notes of each series initially shall be the Trustee. In addition, as long as the Notes of any series are listed on the Luxembourg

Stock Exchange, the Company shall maintain a Paying Agent and Registrar for the Notes of such series in Luxembourg, which initially shall be The Bank of New York (Luxembourg) S.A.

                  9. The Notes of each series are subject to redemption, in whole or in part, at any time and from time to time, at the option of the Company, upon not less than 30 nor more than 60 days' prior notice as provided in the Indenture, at a Redemption Price equal to the sum of (i) 100% of the principal amount of the Notes of such series to be redeemed and (ii) the amount, if any, by which the sum of the present values of the Remaining Scheduled Payments thereon, discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 15 basis points for the 2007 Notes, 20 basis points for the 2012 Notes and 20 basis points for the 2032 Notes, exceeds the principal amount of the Notes to be redeemed, in each case plus accrued and unpaid interest thereon to the Redemption Date.

                  "Treasury Rate" means, with respect to any Redemption Date, the rate per annum equal to (i) the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated "H.15 (519)" or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption "Treasury Constant Maturities," for the maturity corresponding to the Comparable Treasury Issue; provided that if no maturity is within three months before or after the Stated Maturity for the applicable series of Notes, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue will be determined and the Treasury Rate will be interpolated or extrapolated from such yields on a straight-line basis rounding to the nearest month; or (ii) if such release (or any successor release) is not published during the week preceding such calculation date or does not contain such yields, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date. The Treasury Rate shall be calculated on the third Business Day preceding such Redemption Date.

                  "Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker that would be used, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the applicable series of Notes.

                  "Independent Investment Banker" means one of the Reference Treasury Dealers appointed by the Company.

                  "Comparable Treasury Price" means, with respect to any Redemption Date, (i) the average of the Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest of such Reference Treasury Dealer Quotations, or (ii) if the Trustee obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such Quotations.

                  "Reference Treasury Dealer" means each of Banc of America Securities LLC (and its successors), J.P. Morgan Securities Inc. (and its successors), Salomon Smith Barney Inc.

(and its successors) and one other nationally recognized investment banking firm that is a primary U.S. Government securities dealer (a "Primary Treasury Dealer") specified from time to time by the Company; provided, however, that if any of the foregoing shall cease to be a Primary Treasury Dealer, the Company shall substitute therefor another nationally recognized investment banking firm that is a Primary Treasury Dealer.

                  "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer as of 3:30 p.m., New York time, on the third Business Day preceding such Redemption Date.

                  "Remaining Scheduled Payments" means, with respect to each Note to be redeemed, the remaining scheduled payments of the principal thereof and interest thereon that would be due after the related Redemption Date but for such redemption; provided, however, that, if such Redemption Date is not an Interest Payment Date with respect to such Note, the amount of the next succeeding scheduled interest payment thereon will be reduced by the amount of interest accrued thereon to such Redemption Date.

                  10. The Company shall have no obligation to redeem, purchase or repay Notes pursuant to any sinking fund or analogous provision or at the option of a Holder thereof.

                  11. The Notes and the Trustee's certificate of authentication shall be substantially in the form of Annex A hereto (the "Form of Note").

                  12. Legends.

                  (i) Each Global Note shall bear the legend set forth on the face of the Form of Note.

                  (ii) Each Temporary Regulation S Global Note shall bear a legend in substantially the following form:

                           THE RIGHTS ATTACHING TO THIS SECURITY, AND THE
                  CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE FOR CERTIFICATED SECURITIES, ARE AS SPECIFIED IN THIS SECURITY AND PURSUANT TO THE INDENTURE (AS DEFINED HEREIN).

                  (iii) Except as permitted by the following paragraphs (iv) and
(v), each certificate evidencing the Notes shall bear a legend (the "Private Placement Legend") substantially in the following form and shall be subject to the transfer restrictions set forth therein:

                           THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE
                  SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE OR OTHER SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF

                  THAT REGISTRATION OR UNLESS THE TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT IT IS (A) A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A ("RULE 144A") UNDER THE SECURITIES
                  ACT), (B) AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPHS (a)(1), (2), (3) OR (7) OF RULE 501 UNDER THE SECURITIES ACT (AN "INSTITUTIONAL ACCREDITED INVESTOR") THAT IS ACQUIRING THIS SECURITY FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER INSTITUTIONAL ACCREDITED INVESTOR, IN EACH CASE IN A MINIMUM PRINCIPAL AMOUNT OF THE SECURITIES OF NOT LESS THAN $100,000, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION HEREOF IN VIOLATION OF THE SECURITIES ACT, OR (C) A PERSON THAT, AT THE TIME THE BUY ORDER FOR THIS SECURITY WAS ORIGINATED, WAS OUTSIDE THE UNITED STATES AND WAS NOT A U.S. PERSON (AND WAS NOT PURCHASING FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON), (2) AGREES NOT TO OFFER, SELL OR OTHERWISE TRANSFER THIS SECURITY PRIOR TO (X) THE DATE THAT IS TWO YEARS (OR SUCH SHORTER PERIOD OF TIME AS PERMITTED BY RULE 144(k) OF THE SECURITIES ACT) AFTER THE LATER OF THE ORIGINAL ISSUE DATE OF THE SECURITIES AND THE LAST DATE ON WHICH CONOCOPHILLIPS OR ANY "AFFILIATE" (AS DEFINED IN RULE 144 UNDER THE SECURITIES ACT) OF CONOCOPHILLIPS WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF THIS SECURITY) OR (Y) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY APPLICABLE LAW (THE "RESALE RESTRICTION TERMINATION DATE"), EXCEPT (A) TO CONOCOPHILLIPS, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A) THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER, IN EACH CASE TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) TO A NON-U.S. PERSON IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT,
                  (E) TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT IS ACQUIRING THIS SECURITY FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER INSTITUTIONAL ACCREDITED INVESTOR, IN EACH CASE IN A MINIMUM PRINCIPAL AMOUNT OF THE SECURITIES OF NOT LESS THAN $100,000, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION HEREOF IN VIOLATION OF THE SECURITIES ACT, (F) PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT PROVIDED

                  BY RULE 144 THEREUNDER (IF AVAILABLE) OR (G) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT IN EACH OF THE FOREGOING CASES TO COMPLIANCE WITH ANY APPLICABLE STATE OR OTHER SECURITIES LAWS, AND (3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND; PROVIDED THAT (I) PRIOR TO ANY SALE OR TRANSFER PURSUANT TO CLAUSE (E) A CERTIFICATE OF TRANSFER (THE FORM OF WHICH MAY BE OBTAINED FROM THE TRUSTEE) IS COMPLETED BY THE TRANSFEREE AND DELIVERED BY THE TRANSFEROR TO CONOCOPHILLIPS AND THE TRUSTEE AND (II) CONOCOPHILLIPS AND THE TRUSTEE SHALL HAVE THE RIGHT PRIOR TO ANY OFFER, SALE OR TRANSFER OF THIS SECURITY PURSUANT TO CLAUSE (D), (E), (F) OR
                  (G) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE EARLIER OF THE TRANSFER OF THE SECURITY EVIDENCED HEREBY PURSUANT TO CLAUSE 2(B) ABOVE OR UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE. AS USED HEREIN, THE TERMS "UNITED STATES," "OFFSHORE TRANSACTION," AND "U.S. PERSON" HAVE THE RESPECTIVE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

                  (iv) Upon any sale or transfer of a Registrable Security (as defined in the Registration Rights Agreement dated as of October 9, 2002 (the "Registration Rights Agreement") between the Company and the Initial Purchasers named therein), including any Registrable Security in the form of a Global Note, pursuant to Rule 144 under the Securities Act or an effective registration statement under the Securities Act, which shall be certified to the Trustee and the Registrar upon which each may conclusively rely:

                  (a) in the case of any Registrable Security in definitive form (other than in the form of a Global Security), the Registrar shall permit the Holder thereof to exchange such Registrable Security for a
         Note in definitive form that does not bear the Private Placement Legend and rescind any restriction on the transfer of such Registrable Security; and

                  (b) in the case of any Registrable Security in the form of a Global Security, such Registrable Security shall not be required to bear the Private Placement Legend if all other interests in such Global Security have been or are concurrently being sold or transferred pursuant to Rule 144 under the Securities Act or pursuant to an effective registration statement under the Securities Act, but such Security shall continue to be subject to the provisions of Sections
         2.08 and 2.17 of the Indenture and this paragraph 12.

                  (v) Notwithstanding the foregoing, upon consummation of the Exchange Offer (as defined in the Registration Rights Agreement), the Company shall issue, the Guarantors shall execute and, upon receipt of an authentication order in accordance with Section

2.04 of the Indenture, the Trustee shall authenticate Notes ("Exchange Notes") in exchange for Notes accepted for exchange in the Exchange Offer, which Exchange Notes shall not bear the Private Placement Legend, and the Registrar shall rescind any restriction on the transfer of such Exchange Notes, in each case unless the Holder of Notes accepted for exchange in the Exchange Offer (1) is an affiliate of the Company or either Guarantor within the meaning of Rule 405 under the Securities Act or an Initial Purchaser (as defined in the Registration Rights Agreement) holding Notes acquired by it and having the status of an unsold allotment in the initial offering and sale of Notes pursuant to the Purchase Agreement (as defined in the Registration Rights Agreement), (2) does not acquire the Exchange Notes in the ordinary course of such Holder's business or (3) has an arrangement or understanding with any Person to participate in the Exchange Offer for the purpose of distributing such Exchange Notes or is engaged in, and intends to engage in, any such distribution. The Company shall identify to the Trustee and the Registrar such Holders of the Notes in a written certification signed by an Officer of the Company and, absent certification from the Company to such effect, the Trustee and the Registrar shall assume that there are no such Holders.

                  13. Transfer and Exchange.

                  (i) Transfer and Exchange of Notes in Definitive Form. In addition to the requirements set forth in Section 2.08 of the Indenture, Notes in definitive form that are Registrable Securities presented or surrendered for registration of transfer or exchange pursuant to Section 2.08 of the Indenture shall be accompanied by the following additional information and documents, as applicable, upon which the Registrar may conclusively rely:

                  (a) if such Registrable Securities are being delivered to the Registrar by a Holder for registration in the name of such Holder, without transfer, a certification from such Holder to that effect (in substantially the form of Annex B hereto);

                  (b) if such Registrable Securities are being transferred (1) to a QIB in accordance with Rule 144A under the Securities Act or (2) pursuant to an exemption from registration in accordance with Rule 144 under the Securities Act (and based upon an opinion of counsel if the Company or the Trustee so requests) or (3) pursuant to an effective registration statement under the Securities Act, a certification to that effect from such Holder (in substantially the form of Annex B hereto);

                  (c) if such Registrable Securities are being transferred to an Institutional Accredited Investor in accordance with Regulation D under the Securities Act pursuant to a private placement exemption from the registration requirements of the Securities Act, a certification to that effect from such Holder (in substantially the form of Annex B hereto) and a certification from the applicable transferee (in substantially the form of Annex C hereto) and an opinion of counsel to that effect if the Company or the Trustee so requests;

                  (d) if such Registrable Securities are being transferred pursuant to an exemption from registration in accordance with Rule 903 or Rule 904 of Regulation S under the Securities Act, certifications to that effect from such Holder (in substantially the form of Annexes B and D hereto) and an opinion of counsel to that effect if the Company or the Trustee so requests; or

                  (e) if such Registrable Securities are being transferred in reliance on and in compliance with another exemption from the registration requirements of the Securities Act, a certification to that effect from such Holder (in substantially the form of Annex B hereto) and an opinion of counsel to that effect if the Company or the Trustee so requests.

                  (ii) Transfer and Exchange of Global Notes. The transfer and exchange of Global Notes or beneficial interests therein shall be effected through the Depositary, in accordance with Section 2.17 of the Indenture and paragraphs 12 and 13 hereof (including the restrictions on transfer set forth therein and herein) and the rules and procedures of the Depositary therefor, which shall include restrictions on transfer comparable to those set forth therein and herein to the extent required by the Securities Act; provided, however, that prior to the expiration of the Distribution Compliance Period, transfers and exchanges of beneficial interests in the Temporary Regulation S Global Note may be made pursuant to such restrictions only (1) to a Person that is not a U.S. person or for the account or benefit of a Person that is not a U.S. person (other than an Initial Purchaser) within the meaning of Regulation S under the Securities Act, (2) to a QIB or (3) to an Institutional Accredited Investor, in each case that hold such interests through Euroclear or Clearstream.

                                                                         Annex A

                           [FORM OF FACE OF SECURITY]

                                                     [Rule 144A Global Security]
                                                  [Regulation S Global Security]
                                           [Accredited Investor Global Security]

[Unless and until it is exchanged in whole or in part for Securities in definitive form, this Security may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary. The Depository Trust Company (55 Water Street, New York, New York), a New York corporation ("DTC"), shall act as the Depositary until a successor shall be appointed by the Company and the Registrar. Unless this certificate is presented by an authorized representative of DTC to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]*

                                 CONOCOPHILLIPS

       [3.625% NOTE DUE 2007] [4.75% NOTE DUE 2012] [5.90% NOTE DUE 2032]

                     FULLY AND UNCONDITIONALLY GUARANTEED BY

                   CONOCO INC. AND PHILLIPS PETROLEUM COMPANY

                                                         CUSIP No._____________

No.___________                                                   $_____________

                  ConocoPhillips, a Delaware corporation (the "Company," which term includes any successor Person under the Indenture hereinafter referred to), for value received, promises to pay to ____________ or registered assigns, the principal sum of ______________________ Dollars[, or such greater or lesser amount as indicated on the Schedule of Exchanges of Securities hereto,]* on October 15, [2007][2012] [2032].

                  Interest Payment Dates:            April 15 and October 15
                  Record Dates:                      April 1 and October 1

                  Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  [THE RIGHTS ATTACHING TO THIS SECURITY, AND THE CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE FOR CERTIFICATED SECURITIES, ARE AS SPECIFIED IN THIS SECURITY AND PURSUANT TO THE INDENTURE (AS DEFINED HEREIN).]**

                  THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE OR OTHER SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF THAT REGISTRATION OR UNLESS THE TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT IT IS (A) A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A ("RULE 144A") UNDER THE SECURITIES ACT), (B) AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPHS (a)(1), (2), (3) OR (7) OF RULE 501 UNDER THE SECURITIES ACT (AN "INSTITUTIONAL ACCREDITED INVESTOR") THAT IS ACQUIRING THIS SECURITY FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER INSTITUTIONAL ACCREDITED INVESTOR, IN EACH CASE IN A MINIMUM PRINCIPAL AMOUNT OF THE SECURITIES OF NOT LESS THAN $100,000, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION HEREOF IN VIOLATION OF THE SECURITIES ACT, OR (C) A PERSON THAT, AT THE TIME THE BUY ORDER FOR THIS SECURITY WAS ORIGINATED, WAS OUTSIDE THE UNITED STATES AND WAS NOT A U.S. PERSON (AND WAS NOT PURCHASING FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON), (2) AGREES NOT TO OFFER, SELL OR OTHERWISE TRANSFER THIS SECURITY PRIOR TO (X) THE DATE THAT IS TWO YEARS (OR SUCH SHORTER PERIOD OF TIME AS PERMITTED BY RULE 144(k) OF THE SECURITIES ACT) AFTER THE LATER OF THE ORIGINAL ISSUE DATE OF THE SECURITIES AND THE LAST DATE ON WHICH CONOCOPHILLIPS OR ANY "AFFILIATE" (AS DEFINED IN RULE 144 UNDER THE SECURITIES ACT) OF CONOCOPHILLIPS WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF THIS SECURITY) OR (Y) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY APPLICABLE LAW (THE "RESALE RESTRICTION TERMINATION DATE"), EXCEPT
(A) TO CONOCOPHILLIPS, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A) THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER, IN EACH CASE TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) TO A NON-U.S. PERSON IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT IS ACQUIRING THIS SECURITY FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER INSTITUTIONAL ACCREDITED INVESTOR, IN EACH CASE IN A MINIMUM PRINCIPAL AMOUNT OF THE SECURITIES OF NOT LESS THAN $100,000, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY

DISTRIBUTION HEREOF IN VIOLATION OF THE SECURITIES ACT, (F) PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) OR (G) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT IN EACH OF THE FOREGOING CASES TO COMPLIANCE WITH ANY APPLICABLE STATE OR OTHER SECURITIES LAWS, AND (3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND; PROVIDED THAT (I) PRIOR TO ANY SALE OR TRANSFER PURSUANT TO CLAUSE (E) A CERTIFICATE OF TRANSFER (THE FORM OF WHICH MAY BE OBTAINED FROM THE TRUSTEE) IS COMPLETED BY THE TRANSFEREE AND DELIVERED BY THE TRANSFEROR TO CONOCOPHILLIPS AND THE TRUSTEE AND (II) CONOCOPHILLIPS AND THE TRUSTEE SHALL HAVE THE RIGHT PRIOR TO ANY OFFER, SALE OR TRANSFER OF THIS SECURITY PURSUANT TO CLAUSE (D),
(E), (F) OR (G) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE EARLIER OF THE TRANSFER OF THE SECURITY EVIDENCED HEREBY PURSUANT TO CLAUSE 2(B) ABOVE OR UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE. AS USED HEREIN, THE TERMS "UNITED STATES," "OFFSHORE TRANSACTION," AND "U.S. PERSON" HAVE THE RESPECTIVE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

                  IN WITNESS WHEREOF, the Company has caused this Security to be signed manually or by facsimile by its duly authorized officers.

Dated:
                                       CONOCOPHILLIPS

                                       By:

                                          --------------------------------------
                                          Name:
                                          Title:


                                       By:

                                          --------------------------------------
                                          Name:
                                          Title:


                                    GUARANTEE

                  Conoco Inc., a Delaware corporation formerly incorporated under the name Conoco Energy Company, and Phillips Petroleum Company, a Delaware corporation, jointly and severally, unconditionally guarantee to the holder of this Security, upon the terms and subject to the conditions set forth in the Indenture referenced on the reverse hereof, (a) the full and prompt payment of the principal of and any premium on this Security when and as the same shall become due, whether at the stated maturity thereof, by acceleration, redemption or otherwise, and (b) the full and prompt payment of interest on this Security when and as the same shall become due, subject to any applicable grace period.

                                        CONOCO INC.


                                        By:

                                           -------------------------------------
                                           Name:
                                           Title:


                                        PHILLIPS PETROLEUM COMPANY


                                        By:

                                           -------------------------------------
                                           Name:
                                           Title:

Certificate of Authentication:

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK, as Trustee


By:
   ---------------------------------------
         Authorized Signatory

------------------
* To be included only if the Security is a Global Security.

** To be included only on a Temporary Regulation S Global Security.

                          [FORM OF REVERSE OF SECURITY]

                                 CONOCOPHILLIPS

       [3.625% NOTE DUE 2007] [4.75% NOTE DUE 2012] [5.90% NOTE DUE 2032]

                     FULLY AND UNCONDITIONALLY GUARANTEED BY

                   CONOCO INC. AND PHILLIPS PETROLEUM COMPANY

                  This Security is one of a duly authorized issue of [3.625% Notes due 2007] [4.75% Notes due 2012] [5.90% Notes due 2032] (the "Securities") of ConocoPhillips, a Delaware corporation (the "Company").

                  1. Interest. The Company promises to pay interest on the principal amount of this Security at [3.625] [4.75] [5.90]% per annum from October 9, 2002 until maturity. The Company will pay interest semiannually on April 15 and October 15 of each year (each an "Interest Payment Date"), or if any such day is not a Business Day, on the next succeeding Business Day. Interest on the Securities will accrue from the most recent Interest Payment Date on which interest has been paid or, if no interest has been paid, from October 9, 2002; provided that if there is no existing Default in the payment of interest, and if this Security is authenticated between a record date referred to on the face hereof (each, a "Record Date") and the next succeeding Interest Payment Date, interest shall accrue from such next succeeding Interest Payment Date; provided, further, that the first Interest Payment Date shall be April 15, 2003. The Company shall pay interest on overdue principal and premium (if any) from time to time at a rate equal to the interest rate then in effect; it shall pay interest on overdue installments of interest (without regard to any applicable grace periods) from time to time at the same rate to the extent lawful. Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months.

                  2. Guarantee. Conoco Inc., a Delaware corporation formerly incorporated under the name Conoco Energy Company, and Phillips Petroleum Company, a Delaware corporation (collectively, the "Guarantors"), jointly and severally, unconditionally guarantee to the Holders from time to time of the Securities, upon the terms and subject to the conditions set forth in the Indenture (as defined below), (a) the full and prompt payment of the principal of and any premium on the Securities when and as the same shall become due, whether at the Stated Maturity thereof, by acceleration, redemption or otherwise, and (b) the full and prompt payment of any interest on the Securities when and as the same shall become due, subject to any applicable grace period. The Guarantee constitutes a guarantee of payment and not of collection. In the event of a default in the payment of principal of or any premium on the Securities when and as the same shall become due, whether at the Stated Maturity thereof, by acceleration, call for redemption or otherwise, or in the event of a default in the payment of any interest on the Securities when and as the same shall become due, each of the Trustee (as defined below) and the Holders of the Securities shall have the right to proceed first and directly against the Guarantors under the Indenture without first proceeding against the Company or exhausting any other remedies which the Trustee or such Holder may have and without resorting to any other security held by it.

                  3. Method of Payment. The Company will pay interest on the Securities (except defaulted interest) to the Persons who are registered Holders of Securities at the close of business on the Record Date next preceding the Interest Payment Date, even if such Securities are canceled after such Record Date and on or before such Interest Payment Date. The Holder must surrender this Security to a Paying Agent to collect principal payments. The Company will pay the principal of, premium (if any) on and interest on the Securities in money of the United States of America that at the time of payment is legal tender for payment of public and private debts. Such amounts shall be payable at the offices of the Trustee, provided that at the option of the Company, the Company may pay such amounts (1) by wire transfer with respect to Global Securities or
(2) by check payable in such money mailed to a Holder's registered address with respect to any Securities.

                  4. Paying Agent and Registrar. Initially, The Bank of New York (the "Trustee"), the trustee under the Indenture, will act as Paying Agent and Registrar. In addition, as long as the Securities are listed on the Luxembourg Stock Exchange, the Company shall maintain a Paying Agent and Registrar for the Securities in Luxembourg, which initially shall be The Bank of New York (Luxembourg) S.A. The Company may change any Paying Agent, Registrar, co-registrar or additional paying agent without notice to any Holder. The Company, any Guarantor or any Subsidiary of the Company may act in any such capacity.

                  5. Indenture. The Company issued the Securities under an Indenture dated as of October 9, 2002 (the "Indenture") among the Company, the Guarantors and the Trustee. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (the "TIA"), as in effect on the date of execution of the Indenture. The Securities are subject to all such terms, and Holders are referred to the Indenture and the TIA for a statement of such terms and for the definitions of capitalized terms used but not defined herein. The Securities are unsecured general obligations of the Company limited to $[400,000,000] [1,000,000,000] [600,000,000] in aggregate principal amount;
provided, however, that the authorized aggregate principal amount of the Securities may be increased before or after the issuance of any Securities by a Board Resolution (or action pursuant to a Board Resolution) to such effect; provided further, however, that the authorized aggregate principal amount of the Securities may be increased only if the additional Securities issued will be fungible with the original Securities for United States federal income tax purposes. The Indenture provides for the issuance of other series of debt securities (including the Securities, the "Debt Securities") thereunder.

                  6. Denominations, Transfer, Exchange. The Securities are in registered form without coupons in denominations of $1,000 and integral multiples of $1,000. The transfer of Securities may be registered and Securities may be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. Neither the Company, the Trustee nor the Registrar shall be required to register the transfer or exchange of (a) any Security selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part, or (b) any Security during the period beginning 15 Business Days before the mailing of notice of redemption of Securities to be redeemed and ending at the close of business on the day of mailing.

                  7. Persons Deemed Owners. The registered Holder of a Security shall be treated as its owner for all purposes.

                  8. Redemption. The Securities are subject to redemption, in whole or in part, at any time and from time to time, at the option of the Company, upon not less than 30 nor more than 60 days' prior notice as provided in the Indenture, at a Redemption Price equal to the sum of (i) 100% of the principal amount of the Securities to be redeemed and (ii) the amount, if any, by which the sum of the present values of the Remaining Scheduled Payments thereon, discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus [15] [20] [20] basis points, exceeds the principal amount of the Securities to be redeemed, plus accrued and unpaid interest thereon to the Redemption Date.

                  "Treasury Rate" means, with respect to any Redemption Date, the rate per annum equal to (i) the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated "H.15 (519)" or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption "Treasury Constant Maturities," for the maturity corresponding to the Comparable Treasury Issue; provided that if no maturity is within three months before or after the Stated Maturity for the Securities, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue will be determined and the Treasury Rate will be interpolated or extrapolated from such yields on a straight-line basis rounding to the nearest month; or (ii) if such release (or any successor release) is not published during the week preceding such calculation date or does not contain such yields, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date. The Treasury Rate shall be calculated on the third Business Day preceding such Redemption Date.

                  "Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker that would be used, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Securities.

                  "Independent Investment Banker" means one of the Reference Treasury Dealers appointed by the Company.

                  "Comparable Treasury Price" means, with respect to any Redemption Date, (i) the average of the Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest of such Reference Treasury Dealer Quotations, or (ii) if the Trustee obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such Quotations.

                  "Reference Treasury Dealer" means each of Banc of America Securities LLC (and its successors), J.P. Morgan Securities Inc. (and its successors), Salomon Smith Barney Inc. (and its successors) and one other nationally recognized investment banking firm that is a primary U.S. Government securities dealer (a "Primary Treasury Dealer") specified from time to time by the Company; provided, however, that if any of the foregoing shall cease to be a Primary Treasury Dealer, the Company shall substitute therefor another nationally recognized investment banking firm that is a Primary Treasury Dealer.

                  "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer as of 3:30 p.m., New York time, on the third Business Day preceding such Redemption Date.

                  "Remaining Scheduled Payments" means, with respect to each Security to be redeemed, the remaining scheduled payments of the principal thereof and interest thereon that would be due after the related Redemption Date but for such redemption; provided, however, that, if such Redemption Date is not an Interest Payment Date with respect to such Security, the amount of the next succeeding scheduled interest payment thereon will be reduced by the amount of interest accrued thereon to such Redemption Date.

                  9. Amendments and Waivers. Subject to certain exceptions and limitations, the Indenture or the Securities may be amended or supplemented with the consent of the Holders of at least a majority in principal amount of the then outstanding Debt Securities of all series affected by such amendment or supplement (acting as one class), and any existing or past Default or Event of Default under, or compliance with any provision of, the Indenture may be waived (other than any continuing Default or Event of Default in the payment of the principal of, premium (if any) on or interest on the Securities) by the Holders of at least a majority in principal amount of the then outstanding Debt Securities of any series or of all series (acting as one class) in accordance with the terms of the Indenture. Without the consent of any Holder, the Company, the Guarantors and the Trustee may amend or supplement the Indenture or the Securities or waive any provision of either: (i) to cure any ambiguity, omission, defect or inconsistency; (ii) if required, to provide for the assumption of the obligations of the Company or a Guarantor under the Indenture in the case of the merger, consolidation or sale, lease, conveyance, transfer or other disposition of all or substantially all of the assets of the Company or such Guarantor; (iii) to provide for uncertificated Securities in addition to or in place of certificated Securities or to provide for the issuance of bearer Securities (with or without coupons); (iv) to provide any security for, or to add any guarantees of or additional obligors on, the Securities or the related Guarantees; (v) to comply with any requirement in order to effect or maintain the qualification of the Indenture under the TIA; (vi) to add to the covenants of the Company or any Guarantor for the benefit of the Holders of the Securities, or to surrender any right or power conferred by the Indenture upon the Company or any Guarantor; (vii) to add any additional Events of Default with respect to all or any series of the Debt Securities; (viii) to change or eliminate any of the provisions of the Indenture, provided that no outstanding Security is adversely affected in any material respect; (ix) to supplement any of the provisions of the Indenture to such extent as shall be necessary to permit or facilitate the defeasance and discharge of the Securities pursuant to the Indenture; or (x) to evidence and provide for the acceptance of appointment under the Indenture by a successor Trustee with respect to the Securities and to add to or change any of the provisions of the Indenture as shall be necessary to provide for or facilitate the administration of the trusts thereunder by more than one Trustee, pursuant to the requirements of the Indenture.

                  The right of any Holder to participate in any consent required or sought pursuant to any provision of the Indenture (and the obligation of the Company or any Guarantor to obtain any such consent otherwise required from such Holder) may be subject to the requirement that such Holder shall have been the Holder of record of any Securities with respect to which such consent is required or sought as of a date identified by the Company or such Guarantor in a notice furnished to Holders in accordance with the terms of the Indenture.

                  Without the consent of each Holder affected, the Company may not (i) reduce the amount of Debt Securities whose Holders must consent to an amendment, supplement or waiver; (ii) reduce the rate of or change the time for payment of interest, including default interest, on any Security; (iii) reduce the principal of or premium on, or change the Stated Maturity of, any Security;
(iv) reduce the premium, if any, payable upon the redemption of any Security or change the time at which any Security may or shall be redeemed; (v) change the coin or currency in which any Security or any premium or interest with respect thereto is payable; (vi) impair the right to institute suit for the enforcement of any payment of principal of or premium (if any) or interest on any Security, except as provided in the Indenture; (vii) make any change in the percentage of principal amount of Debt Securities necessary to waive compliance with certain provisions of the Indenture or make any change in the provision for modification; or (viii) waive a continuing Default or Event of Default in the payment of principal of or premium (if any) or interest on the Securities.

                  A supplemental indenture that changes or eliminates any covenant or other provision of the Indenture which has expressly been included solely for the benefit of one or more particular series of Debt Securities under the Indenture, or which modifies the rights of the Holders of Debt Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under the Indenture of the Holders of Debt Securities of any other series.

                  10. Defaults and Remedies. Events of Default are defined in the Indenture and generally include: (i) default for 30 days in payment of any interest on the Securities; (ii) default in any payment of principal of or premium, if any, on the Securities when due and payable; (iii) default by the Company or any Guarantor in compliance with any of its other covenants or agreements in, or provisions of, the Securities or in the Indenture which shall not have been remedied within 90 days after written notice by the Trustee or by the holders of at least 25% in principal amount of the Securities then outstanding (or, in the event that other Debt Securities issued under the Indenture are also affected by the default, then 25% in principal amount of all outstanding Debt Securities so affected); or (iv) certain events involving bankruptcy, insolvency or reorganization of the Company or any Guarantor. If an Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the then outstanding Securities (or, in the case of an Event of Default described in clause (iii) above, if outstanding Debt Securities of other series are affected by such Default, then at least 25% in principal amount of the then outstanding Debt Securities so affected), may declare the principal of and interest on all the Securities (or such Debt Securities) to be immediately due and payable, except that in the case of an Event of Default arising from certain events of bankruptcy, insolvency or reorganization of the Company or any Guarantor, all outstanding Debt Securities under the Indenture become due and payable immediately without further action or notice. The amount due and payable upon the acceleration of any Security is equal to 100% of the principal amount thereof plus accrued interest to the date of payment. Holders may not enforce the

Indenture or the Securities except as provided in the Indenture. The Trustee may require indemnity satisfactory to it before it enforces the Indenture or the Securities. Subject to certain limitations, Holders of a majority in principal amount of the then outstanding Securities (or affected Debt Securities) may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders notice of any continuing default (except a default in payment of principal, premium or interest) if it determines that withholding notice is in their interests. The Company and the Guarantors must furnish annual compliance certificates to the Trustee.

                  11. Discharge Prior to Maturity. The Indenture with respect to the Securities shall be discharged and canceled upon the payment of all of the Securities and shall be discharged except for certain obligations upon the irrevocable deposit with the Trustee of any combination of funds and U.S. Government Obligations sufficient for such payment.

                  12. Trustee Dealings with Company and Guarantors. The Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities and may make loans to, accept deposits from, and perform services for the Company, any Guarantor or any of their respective Affiliates, and may otherwise deal with the Company, any Guarantor or any such Affiliates, as if it were not Trustee.

                  13. No Recourse Against Others. A director, officer, employee, stockholder, partner or other owner of the Company, a Guarantor or the Trustee, as such, shall not have any liability for any obligations of the Company under the Securities, for any obligations of any Guarantor under the Guarantee or for any obligations of the Company, any Guarantor or the Trustee under the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Holder by accepting a Security waives and releases all such liability. The waiver and release shall be part of the consideration for the issue of Securities.

                  14. Authentication. This Security shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

                  15. CUSIP Numbers. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Securities as a convenience to the Holders of the Securities. No representation is made as to the accuracy of such numbers as printed on the Securities and reliance may be placed only on the other identification numbers printed thereon.

                  16. Abbreviations. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

                  17. Transfer Restrictions. By its acceptance of any Security bearing a legend restricting transfer, each Holder of such Security acknowledges the restrictions on transfer of such Security set forth in the Officers' Certificate establishing the terms of the Securities pursuant to the Indenture and in such legend and agrees that it will transfer such Security only as provided in such Officers' Certificate and the Indenture.

                  The Company will furnish to any Holder upon written request and without charge a copy of the Indenture. Request may be made to:

                  ConocoPhillips
                  600 North Dairy Ashford
                  Houston, Texas 77079
                  Telephone:  (281) 293-1000
                  Attention:  Treasurer

                      SCHEDULE OF EXCHANGES OF SECURITIES*

The following exchanges of a part of this Global Security for other Securities have been made:

                                                                              Principal Amount
                               Amount of                 Amount of             of this Global           Signature of
                              Decrease in               Increase in          Security Following      Authorized Officer
                           Principal Amount          Principal Amount           Such Decrease           of Trustee or
 Date of Exchange       of this Global Security   of this Global Security      or Increase           Security Custodian
-----------------      ------------------------  ------------------------      -----------           ------------------





-----
*To be included only if the Security is a Global Security.

                                 ASSIGNMENT FORM

                  To assign this Security, fill in the form below: (I) or (we) assign and transfer this Security to

--------------------------------------------------------------------------------
             (Insert assignee's social security or tax I.D. number)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
              (Print or type assignee's name, address and zip code)

and irrevocably appoint
                        --------------------------------------------------------
as agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.


Date:                      Your Signature:
      ---------                           --------------------------------------
                                          (Sign exactly as your name appears on
                                                the face of this Security)

Signature Guarantee:
                      ----------------------------------------------------------
                                     (Participant in a Recognized Signature
                                         Guaranty Medallion Program)

                                                                         Annex B

                FORM OF CERTIFICATE TO BE DELIVERED UPON EXCHANGE
                    OR REGISTRATION OF TRANSFER OF SECURITIES

Re:      [3.625% Notes due 2007] [4.75% Notes due 2012] [5.90% Notes due 2032]
         of ConocoPhillips (the "Notes")

                  This Certificate relates to $_____ principal amount of Notes held in *______ book-entry or *______ definitive form by _____________________
(the "Transferor").

                  The Transferor has requested the Trustee by written order to exchange or register the transfer of a Note or Notes or beneficial interests therein (the "Transfer").

                  In connection with such request and in respect of each such Note or beneficial interest therein, the Transferor does hereby certify that the Transferor is familiar with the Indenture relating to the above-captioned Notes and that the Transfer does not require registration under the Securities Act of 1933, as amended (the "Securities Act"), because:*

                  [ ] Such Note or beneficial interest is being acquired for the Transferor's own account without transfer.

                  [ ] Such Note or beneficial interest is being transferred (i) to a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act), in accordance with Rule 144A under the Securities Act, that is purchasing for its own account or for the account of another qualified institutional buyer, in each case to whom notice is given that the Transfer is being made in reliance on Rule 144A; or (ii) to a non-U.S. person in an offshore transaction in accordance with Rule 903 or Rule 904 of Regulation S under the Securities Act (and in the case of clause (ii), based upon an opinion of counsel if the Company or the Trustee so requests, together with a certification in substantially the form of Annex D to the officers' certificate establishing the terms of the Notes pursuant to the Indenture (the "Officers' Certificate")).

                  [ ] Such Note or beneficial interest is being transferred (i) pursuant to an exemption from the registration requirements of the Securities Act provided by Rule 144 (and based upon an opinion of counsel if the Company or the Trustee so requests) or (ii) pursuant to an effective registration statement under the Securities Act.

                  [ ] Such Note or beneficial interest is being transferred to an institutional "accredited investor" within the meaning of Rule 501(a)(1),
(2), (3) or (7) of Regulation D under the Securities Act that is acquiring such Note or beneficial interest for its own account or for the account of another institutional accredited investor, in each case in a minimum principal amount of the Notes of not less than $100,000, for investment purposes and not with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act (and based upon an opinion of counsel if the Company or the Trustee so requests), together with a certification in substantially the form of Annex C to the Officers' Certificate.

--------
*Fill in blank or check appropriate box, as applicable.

                  [ ] Such Note or beneficial interest is being transferred in reliance on and in compliance with another exemption from the registration requirements of the Securities Act (and based upon an opinion of counsel if the Company or the Trustee so requests).

                                                     [INSERT NAME OF TRANSFEROR]



                                                     By:
                                                          ----------------------
                                                          Name:
                                                          Title:
                                                          Address:


Date:
         ------------------------

                                                                         Annex C

                         FORM OF LETTER TO BE DELIVERED

                      BY INSTITUTIONAL ACCREDITED INVESTORS

The Bank of New York
101 Barclay Street, Floor 8W
New York, New York 10286

Attn:   Corporate Trust Administration

ConocoPhillips
600 North Dairy Ashford
Houston, Texas  77079
Attention:  General Counsel

Ladies and Gentlemen:

                  We are delivering this letter in connection with our proposed purchase of $_______ aggregate principal amount of [3.625% Notes due 2007] [4.75% Notes due 2012] [5.90% Notes due 2032] (including the beneficial interests therein, the "Notes") of ConocoPhillips (the "Company"). We hereby confirm that:

                  (a) we are an institutional "accredited investor" within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act of 1933, as amended (the "Securities Act") (an "Institutional Accredited Investor");

                  (b) any purchase of the Notes by us will be for our own account or for the account of one or more other Institutional Accredited Investors for which we exercise sole investment discretion ("Accounts"), and will be made for investment purposes and not with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act;

                  (c) in the event that we purchase any of the Notes, we will acquire Notes having a minimum aggregate principal amount of not less than $100,000, in each case for our own account or for one or more Accounts;

                  (d) in the normal course of our business, we invest in or purchase securities similar to the Notes and we have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of purchasing the Notes; and

                  (e) we are aware that we (or any Account) may be required to bear the economic risk of an investment in the Notes for an indefinite period of time and we (or such Account) are able to bear this risk for an indefinite period.

                  We understand and acknowledge that the offer and sale of the Notes have not been registered under the Securities Act or any other applicable securities law, are being offered for resale in transactions not requiring registration under the Securities Act or any other securities laws, including sales pursuant to Rule 144A under the Securities Act ("Rule 144A"), and may not be offered, sold or otherwise transferred except in compliance with the registration requirements of the Securities Act or any other applicable securities law, or pursuant to an exemption therefrom or in a transaction not subject thereto. We agree on our behalf and on behalf of any Account for which you are purchasing the Notes to offer, sell or otherwise transfer the Notes prior to: (x) the date which is two years (or such shorter period of time as permitted by Rule 144(k) under the Securities Act) after the later of the issue date of the Notes and the last date on which the Company or any of its "affiliates" (as defined in Rule 144 under the Securities Act) was the owner of the Notes (or any predecessor thereto); or (y) such later date, if any, as may be required by applicable law (the "Resale Restriction Termination Date"), only:

                  (a)      to the Company;

                  (b) pursuant to a registration statement that has been declared effective under the Securities Act;

                  (c) for so long as the Notes are eligible for resale pursuant to Rule 144A, to a person we reasonably believe is a qualified institutional buyer under Rule 144A (a "QIB") that purchases for its own account or for the account of a QIB, in each case to whom notice is given that the transfer is being made in reliance on Rule 144A;

                  (d) to a non-U.S. person in an offshore transaction in accordance with Rule 903 or Rule 904 of Regulation S under the Securities Act ("Regulation S");

                  (e) to an Institutional Accredited Investor that is acquiring the Notes for its own account or for the account of another Institutional Accredited Investor, in each case in a minimum principal amount of the Notes of not less than $100,000, for investment purposes and not with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act;

                  (f) pursuant to an exemption from the registration requirements of the Securities Act provided by Rule 144 thereunder (if available); or

                  (g) pursuant to any other available exemption from the registration requirements of the Securities Act;

subject in each of the foregoing cases to compliance with any applicable state or other securities laws. If any resale or transfer of the Notes is proposed to be made pursuant to clause (e) above prior to the Resale Restriction Termination Date, the transferor shall deliver a letter from the transferee substantially in the form of this letter to the Company and the Trustee for the Notes. The foregoing restrictions on resale will not apply subsequent to the Resale Restriction Termination Date. We acknowledge that the Company and the Trustee reserve the right, prior to any offer, sale or other transfer of Notes prior to the Resale Restriction Termination Date pursuant to clause (d), (e), (f) or (g) above, to require the delivery of an opinion of counsel, certifications and/or other information satisfactory to the Company and the Trustee.

                  We acknowledge that you and others will rely upon our confirmations, acknowledgements and agreements set forth herein, and we agree to notify you promptly in writing if any of our representations or warranties herein ceases to be accurate and complete.

                  THIS LETTER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

                                      Very truly yours,

                                      [Name of Purchaser]

Date:                                 By:
     ------------------                   --------------------------------------
                                          Name:
                                          Title:
                                          Address:

                  Upon transfer, the Notes would be registered in the name of the new beneficial owner as follows:

Name:
       -------------------------------------
Address:
          ----------------------------------

--------------------------------------------
Taxpayer ID No.
                ----------------------------

                                                                         Annex D

                FORM OF CERTIFICATE TO BE DELIVERED IN CONNECTION
                     WITH TRANSFERS PURSUANT TO REGULATION S

                                                               ___________, ____

The Bank of New York, as Security Custodian
101 Barclay Street, Floor 8W
New York, New York 10286
Attn:   Corporate Trust Administration

Ladies and Gentlemen:

                  In connection with our proposed transfer of certain [3.625% Notes due 2007] [4.75% Notes due 2012] [5.90% Notes due 2032] (the "Notes") of ConocoPhillips (the "Company"), or beneficial interests in such Notes, we represent that:

                  (i) the offer of such Notes or beneficial interests was not made to a person in the United States;

                  (ii) at the time the buy order was originated, the transferee was outside the United States or we and any person acting on our behalf reasonably believed that the transferee was outside the United States; or the transaction was executed in, on or through the facilities of a designated offshore securities market and neither we nor any person acting on our behalf knows that the transaction was prearranged with a buyer in the United States;

                  (iii) no directed selling efforts have been made by us in the United States in contravention of the requirements of Rule 903(a) or Rule 904(a) of Regulation S under the U.S. Securities Act of 1933 (the "Securities Act"), as applicable;

                  (iv) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act; and

                  (v) if the proposed transfer is being made prior to the expiration of a 40-day "distribution compliance period" as defined in Regulation S under the Securities Act, the transfer is being made (a) to a person that is not a U.S. person or for the account or benefit of a person that is not a U.S. person within the meaning of Regulation S under the Securities Act; (b) to a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act; or (c) to an institutional "accredited investor" within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act, in each case that holds such Note or beneficial interests through Euroclear Bank S.A./N.V., as operator of the Euroclear System, or Clearstream Banking, societe anonyme.

                  You and the Company are entitled to rely upon this letter and you are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Terms used in this certificate have the meanings set forth in Regulation S under the Securities Act.

                                     Very truly yours,

                                     [Name]

                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:
                                        Address:


                                      D-2